                                                                   EXHIBIT 10.10

                               SECOND AMENDMENT TO
                            INVESTOR RIGHTS AGREEMENT

        THIS SECOND AMENDMENT TO THE INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into as of November 20, 2000, by and among Party City Corporation, a Delaware corporation (the "Company"), Jack Futterman, and each of the other parties whose names appear on the signature pages hereto (such other parties, the "Investors").

                                     RECITAL

        On August 16, 1999, the Company entered into an Investor Rights Agreement (the "IR Agreement"), as amended pursuant to the First Amendment to Investor Rights Agreement, dated as of October 11, 2000, with Tennenbaum & Co., LLC, TCO/Party City, LLC, Goldman, Sachs & Co., Goldman Sachs Credit Partners, L.P., Enhanced Retail Funding, LLC, Richmond Associates, L.P. and Jack Futterman. The parties hereto now desire to amend the IR Agreement in the manner set forth below. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the IR Agreement.

        1. AMENDMENT TO ANNEX I. Annex I of the IR Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                                     ANNEX I

                              SCHEDULE OF INVESTORS



----------------------------------------------------------------------------------------------
                                     SHARES OF
                                    COMMON STOCK

                                    (SUBJECT TO
                                    -----------
INVESTOR                             WARRANTS)                  PROMISSORY NOTES
--------                             ---------                  ----------------
----------------------------------------------------------------------------------------------
Special Value Bond Fund, LLC       3,096,000       -   13.0% Secured Note, due January
                                                       31, 2002 in the principal amount of
                                                       $2,250,000

                                                   -   14.0% Secured Note, due January
                                                       31, 2004 in the principal amount of
                                                       $4,500,000

                                                   -   14.0% Senior Secured Note, due
                                                       January 31, 2002 in the principal
                                                       amount of $3,250,000
----------------------------------------------------------------------------------------------
Special Value Bond Fund II, LLC    none            -  12.5% Secured Note, due January
                                                      31, 2003 in the principal amount of
                                                      $5,000,000

                                                   -  13.0% Secured Note, due January
                                                      31, 2003 in the principal amount of
                                                      $2,500,000
----------------------------------------------------------------------------------------------
Goldman Sachs & Co.                2,867,000        none
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Goldman Sachs Credit Partners, L.P. none           -   12.5% Secured Note, due January
                                                       31, 2003 in the principal amount of
                                                       $4,333,333

                                                   -   13.0% Secured Note, due January
                                                       31, 2003 in the principal amount of
                                                       $2,166,667

                                                   -   13.0% Secured Note, due January
                                                       31, 2002 in the principal amount of
                                                       $2,085,000

                                                   -   14.0% Secured Note, due January
                                                       31, 2004 in the principal amount of
                                                       $4,165,000

                                                   -   14.0% Senior Secured Note, due
                                                       January 31, 2002 in the principal
                                                       amount of $3,250,000
----------------------------------------------------------------------------------------------
Enhanced Retail Funding, LLC       458,667         -   12.5% Secured Note, due January
                                                       31, 2003 in the principal amount of
                                                       $666,667

                                                   -   13.0% Secured Note, due January
                                                       31, 2003 in the principal amount of
                                                       $333,333

                                                   -   13.0% Secured Note, due January
                                                       31, 2002 in the principal amount of
                                                       $333,333

                                                   -   14.0% Secured Note, due January
                                                       31, 2004 in the principal amount of
                                                       $666,667

                                                   -   14.0% Senior Secured Note, due
                                                       January 31, 2002 in the principal
                                                       amount of $500,000
----------------------------------------------------------------------------------------------
Richmond Associates, L.P.          229,000         -   13.0% Secured Note, due January
                                                       31, 2002 in the principal amount of
                                                       $165,000

                                                   -   14.0% Secured Note, due January
                                                       31, 2004 in the principal amount of
                                                       $335,000
----------------------------------------------------------------------------------------------
Clyde Street Investment, LLC       229,333         -   13.0% Secured Note, due January
                                                       31, 2002 in the principal amount of
                                                       $166,667

                                                   -   14.0% Secured Note, due January
                                                       31, 2004 in the principal amount of
                                                       $333,333
----------------------------------------------------------------------------------------------

        2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, and signature pages may be delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective upon its execution by the Company, a Supermajority in Interest of the Investors and a Supermajority in Interest of the Warrantholders.


        3. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, all of the terms, covenants, agreements, conditions and other provisions of the IR Agreement shall remain in full force and effect in accordance with their respective terms.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                PARTY CITY CORPORATION

                                By:  /s/ Thomas E. Larson
                                     -----------------------------------
                                     Name:  Thomas E. Larson
                                     Title: CFO



                                     /s/ Jack Futterman
                                     -----------------------------------
                                              Jack Futterman



                               INVESTORS:

                               SPECIAL VALUE BOND FUND, LLC

                               By:  SVIM/MSM, LLC,
                                    its Managing Member

                               By:  TENNENBAUM & CO., LLC,
                                    its Managing Member

                               By:  /s/ Michael E. Tennenbaum
                                    -----------------------------------
                                    Name:  Michael E. Tennenbaum
                                    Title: Managing Member



                               SPECIAL VALUE BOND FUND II, LLC

                               By:  SVIM/MSMII, LLC,
                                    its Managing Member


                               By:  TENNENBAUM & CO., LLC,
                                    its Managing Member


                               By:  /s/ Michael E. Tennenbaum
                                    -----------------------------------
                                    Name:  Michael E. Tennenbaum
                                    Title: Managing Member

                               SPECIAL VALUE INVESTMENT
                               MANAGEMENT, LLC

                               By:  TENNENBAUM & CO., LLC,
                                    its Managing Member

                               By:  /s/ Michael E. Tennenbaum
                                    -----------------------------------
                                    Name:  Michael E. Tennenbaum
                                    Title: Managing Member



                                GOLDMAN, SACHS & CO.

                                By: /s/ Kevin Ulrich
                                    -----------------------------------
                                    Name:  Kevin Ulrich
                                    Title: Authorized Signatory



                                GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                By: /s/ Kevin Ulrich
                                    -----------------------------------
                                    Name:  Kevin Ulrich
                                    Title: Authorized Signatory



                                ENHANCED RETAIL FUNDING, LLC

                                By: /s/ Allen R. Goldstein
                                    ------------------------------------
                                    Name:  Allen R. Goldstein
                                    Title: CFO and Assistant Vice President



                                CLYDE STREET INVESTMENT, LLC


                                By: /s/ Ralph D. Dillon
                                    --------------------------------------
                                    Name:  Ralph D. Dillon
                                    Title: Managing Member

                                RICHMOND ASSOCIATES, L.P.


                                By:  MHM MANAGEMENT, INC.,
                                     its General Partner


                                By:  /s/ John F. Clausen
                                     --------------------------------------
                                     Name:  John F. Clausen
                                     Title: Vice President




                                      -5-